UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

NightCulture, Inc.
(Exact name of registrant specified in charter)

Nevada	33-11986-LA	73-1554122
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 East 44th Street – 19th Floor, New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 687-1222
(Registrant’s Telephone Number)

XXX Acquisition Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2011 the Registrant merged its wholly-owned Nevada subsidiary, NightCulture, Inc. with and into itself and in connection with such merger changed its name from XXX Acquisition Corp. to that of the subsidiary, NightCulture, Inc.  Except for the change in the name, there were no other changes to the Registrant’s Articles of Incorporation.

The change was made in connection with the Registrant’s acquisition of all of the outstanding shares of common stock of Night Culture, Inc., a Texas corporation, which occurred on July 31, 2011 and was reported on the Registrant's Form 8-K filed on August 4, 2011.

SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTCULTURE, INC.

Dated: September 1, 2011	By:	/s/ Michael Long
Michael Long
Chief Executive Officer